FOURTEEN HILL MANAGEMENT, L.L.C.
                        --------------------------------
                               OPERATING AGREEMENT
                               -------------------

                                       by
                                       --
                         Point West Capital Corporation
                         ------------------------------

                                       and
                                       ---
                        Fourteen Hill Management, L.L.C.
                        --------------------------------


                                      as of
                                      -----

                                  June 9, 1997
                                  ------------

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ====

SECTION I.                 DEFINED TERMS.................................    1

SECTION II.           FORMATION AND NAME; OFFICE; PURPOSE; TERM.....         3
   2.1      ORGANIZATION.................................................    3
   2.2      NAME OF THE COMPANY..........................................    3
   2.3      PURPOSE......................................................    3
   2.4      TERM.........................................................    4
   2.5      PRINCIPAL OFFICE.............................................    4
   2.6      RESIDENT AGENT...............................................    4
   2.7      MEMBERS......................................................    4
   2.8      OFFICERS,DIRECTORS, AND MANAGERS.............................    4

SECTION III.          MEMBERS; CAPITAL; CAPITAL ACCOUNTS............         4
   3.1      INITIAL CAPITAL CONTRIBUTIONS................................    4
   3.2      NO OTHER CAPITAL CONTRIBUTIONS REQUIRED......................    4
   3.3      LOANS........................................................    4

SECTION IV.           PROFIT, LOSS AND DISTRIBUTIONS................         4
   4.1      DISTRIBUTIONS OF CASH FLOW...................................    4
   4.2      ALLOCATION OF PROFIT OR LOSS.................................    4
   4.3      LIQUIDATION AND DISSOLUTION..................................    4

SECTION V.            MANAGEMENT: RIGHTS, POWER AND DUTIES..........         5
   5.1      MANAGEMENT...................................................    5
   5.2      PERSONAL SERVICES............................................    5
   5.3      LIABILITY AND INDEMNIFICATION................................    5

SECTION VI.           TRANSFER OF INTERESTS AND WITHDRAWALS OF MEMBERS...    5
   6.1      TRANSFERS....................................................    5
   6.2      TRANSFER TO A SUCCESSOR......................................    5

SECTION VII.      DISSOLUTION, LIQUIDATION AND TERMINATION OF THE
                      COMPANY............................................    5
   7.1      EVENTS OF DISSOLUTION........................................    5
   7.2      PROCEDURE FOR WINDING UP AND DISSOLUTION.....................    6
   7.3      FILING OF ARTICLES OF CANCELLATION...........................    6

SECTION VIII.         BOOKS, RECORDS, ACCOUNTING AND TAX ELECTIONS.......    6


                                      (i)

                            TABLE OF CONTENTS -Cont.
                            -----------------
                                                                           Page
                                                                           ----
   8.1      BANK ACCOUNTS................................................    6
   8.2      BOOKS AND RECORDS............................................    6
   8.3      ANNUAL ACCOUNTING PERIOD.....................................    6
   8.4      DISREGARD OF ENTITY..........................................    6
   8.5      TAX MATTERS PARTNER..........................................    6

SECTION IX.           GENERAL PROVISIONS.................................    7
   9.1      ASSURANCES...................................................    7
   9.2      NOTIFICATIONS................................................    7
   9.3      SPECIFIC PERFORMANCE.........................................    7
   9.4      COMPLETE AGREEMENT...........................................    7
   9.5      APPLICABLE LAW...............................................    7
   9.6      SECTION TITLES...............................................    7
   9.7      BINDING PROVISIONS...........................................    8
   9.8      JURISDICTION AND VENUE.......................................    8
   9.9      TERMS........................................................    8
   9.10     SEPARABILITY OF PROVISIONS...................................    8
   9.11     COUNTERPARTS.................................................    8


Exhibit A          -  Member Taxpayer Identification and Percentage
---------
Exhibit B          -  Point West's Cash and Property Contribution
---------
                                      (ii)

 .
                        FOURTEEN HILL MANAGEMENT, L.L.C.
                        --------------------------------

                               OPERATING AGREEMENT
                               -------------------

         This Operating Agreement (this "Agreement") is entered into as of this 9th day of June, 1997, by and among Point West Capital Corporation, a Delaware corporation ("Point West") and Fourteen Hill Management, L.L.C.
(the "Company").

                              EXPLANATORY STATEMENT
                              =====================

         The Company was organized as a limited liability company in Delaware on June 5, 1997 in accordance with the terms of, and subject to the conditions set forth in, this Agreement. This Agreement sets forth the agreements under which the Company will operate. The Company was formed as a single Member limited liability company, which is intended to be disregarded for federal income tax purposes.

         NOW,  THEREFORE,  for good and  valuable  consideration,  the  parties,
         ---------------
intending legally to be bound, agree as follows:

                                       I.
                                  DEFINED TERMS
                                  -------------

         The following capitalized terms shall have the meanings specified in this Section I. Other terms are defined in the text of this Agreement; and, throughout this Agreement, those terms shall have the meanings respectively ascribed to them.

         "Agreement" means this Agreement, as amended from time to time.
          ---------

         "Code" means the  Internal  Revenue  Code of 1986,  as amended,  or any
          ----
corresponding provision of any succeeding law.

         "Company" means the limited  liability  company organized in accordance
          -------
with this Agreement.

         "Delaware  Act" means the Delaware  Limited  Liability  Company Act, as
          -------------
amended from time to time.

         "Interest" means a Person's share of the Profits and Losses of, and the
          --------
right to receive distributions from, the Company.

         "Interest Holder" means any Person who holds an Interest,  whether as a
          ---------------
Member or as an unadmitted assignee of a Member.

         "Involuntary  Withdrawal"  means,  with  respect  to  Point  West,  the
          -----------------------
occurrence of any of the following events:

               (a)  Point West makes an assignment for the benefit of creditors;
               ---
               (b)  Point West files a voluntary petition of bankruptcy;
               ---
               (c)  Point West is adjudged  bankrupt or insolvent or there is
               ---
         entered against Point West an order for relief in any bankruptcy or insolvency proceeding;

               (d)  Point West files a petition  or answer  seeking  for Point
               ---
         West  any  reorganization,   arrangement,  composition,   readjustment,
         liquidation, dissolution, or similar relief under any statute, law, or regulation;

               (e)  Point  West  seeks,  consents  to, or  acquiesces  in the
               ---
         appointment of a trustee for, receiver for, or liquidation of Point West or of all or any substantial part of Point West's properties;

               (f)  Point West files an answer or other pleading  admitting or
               ---
         failing to contest the material allegations of a petition filed against Point West in any proceeding described in subsections (a) through (e);

               (g)  any proceeding against Point West seeking  reorganization,
               ---
         arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law, or regulation, continues for one hundred twenty (120) days after the commencement thereof, or the appointment of a trustee, receiver, or liquidator for Point West or all or any substantial part of Point West's properties without Point West's Agreement or acquiescence, which appointment is not vacated or stayed for one hundred twenty (120) days or, if the appointment is stayed, for one hundred twenty (120) days after the expiration of the stay during which period the appointment is not vacated; or

               (h)  Point West's death or adjudication by a court of competent
               ---
         jurisdiction as incompetent to manage Point West's person or property.

         "Member" means Point West and any Person who subsequently is admitted
         ========
as a member of the Company.

         "Membership Rights" means all of the rights of a Member in the Company,
         ===================
including a Member's (a) Interest; (b) right to inspect the Company's books and records; (c) right to participate in the management of and vote on matters coming before the Company; and (d) unless this Agreement or the Articles of Organization provide to the contrary, right to act as an agent of the Company.

         "Person"  means and includes an individual,  corporation,  partnership,
         --------
association, limited liability company, trust, estate, or other entity.

         "Positive  Capital  Account"  means a  Capital  Account  with a balance
         ----------------------------
greater than zero.

         "Profit"  and "Loss"  means,  for each  taxable year of the Company (or
         --------       ----
other period for which Profit or Loss must be computed) the Company's taxable income or loss determined in accordance with the Code.

         "Regulation" means the income tax regulations,  including any temporary
         ------------
regulations, from time to time promulgated under the Code.

         "Successor" means all Persons to whom all or any part of an Interest is
         -----------
transferred either because of (a) the sale or gift by Point West of all or any part of its Interest, (b) an assignment of Point West's Interest due to Point West's Involuntary Withdrawal, or (c) because such Person dies and the persons are such Person's personal representatives, heirs, or legatees.

         "Transfer"   means,   when  used  as  a  noun,   any  voluntary   sale,
         ----------
hypothecation, pledge, assignment, attachment, or other transfer, and, when used as a verb, means voluntarily to sell, hypothecate, pledge, assign, or otherwise transfer.

         "Withdrawal" means a Member's dissociation from the Company by any
         ------------
means.

                                  SECTION II.
                                  -----------
                  FORMATION AND NAME; OFFICE; PURPOSE; TERM
                  =========================================

         II.1  ORGANIZATION.  Point West has  organized  a limited  liability
         ----  ============
company pursuant to the Act and the provisions of this Agreement and, for that purpose, has caused Articles of Organization to be prepared, executed and filed under the Delaware Act on June 5, 1997.

         II.2  NAME OF THE COMPANY. The name of the Company shall be "Fourteen
         ----  ===================
Hill Management,L.L.C.". The Company may do business under that name and under any other name or names upon which Point West may, in its sole discretion, determine. If the Company does business under a name other than that set forth in its Articles of Organization, then the Company shall file a trade name certificate as required by law.

         II.3  PURPOSE. Company is organized solely for the purpose of serving
         ----  =======
as the  general  partner of one or more small business investment company.

         II.4  TERM.  The term of the Company began upon the filing of the
         ----  ====
Articles of Organization under the Delaware Act and shall continue in existence until June 30, 2027, unless its existence is sooner terminated pursuant to
Section VII of this Agreement.

         II.5  PRINCIPAL OFFICE. The principal office of the Company in the
         ----  ================
State of Delaware shall be located at 1220 North Market Street, Suite 606, Wilmington, Delaware 19801, or at any other place within the State of Delaware which Point West, in its sole discretion, determines.

         II.6  RESIDENT  AGENT.  The name and address of the Company's resident
         ----  ===============
agent in the State of Delaware shall be Registered Agents, Ltd.

         II.7  MEMBERS.  The name,  present  mailing  address,  taxpayer
         ----  =======
identification  number and  Percentage  of each Member are set forth on Exhibit
                                                                        -------
"A".
--
         II.8  OFFICERS,  DIRECTORS AND MANAGERS.  The Small  Business
         ----  =================================
Administration must approve any person who will serve as an officer, director, manager, or general partner of the Company.

                                  SECTION III.
                                  ------------
                       MEMBERS; CAPITAL; CAPITAL ACCOUNTS
                       ==================================

         III.1 INITIAL  CAPITAL  CONTRIBUTIONS.  Upon the execution of this
         ----- ===============================
Agreement, Point West shall contribute to the Company the cash and property set forth on Exhibit "B", as the single and sole Member of the Company.
         ----------

         III.2 NO OTHER CAPITAL CONTRIBUTIONS REQUIRED. No Member shall be
         ----- =======================================
required to contribute any additional capital to the Company, and except as set forth in the Act,no Member shall have any personal liability for any obligations of the Company.

         II.3  LOANS.  Any Member may, at any time, make or cause a loan to be
         ----  =====
made to the Company in any amount and on those terms upon which the Company and the Member agree.

                                       IV.
                                       --
                         PROFIT, LOSS AND DISTRIBUTIONS
                         ==============================


         IV.1  DISTRIBUTIONS  OF CASH  FLOW.  Cash Flow for each  taxable  year
         ----  ============================
of the Company shall be distributed to Point West no later than  seventy-five
(75) days after the end of the taxable year.

         IV.2  ALLOCATION OF PROFIT OR LOSS.   All   Profit  or   Loss shall be
         ----  ============================
allocated to Point West, as the single and sole Member of the Company.

         IV.3  LIQUIDATION  AND  DISSOLUTION.  If the  Company  is  liquidated,
         ----  =============================
the assets of the Company shall be distributed to Point West or to a Successor or Successors.

                                       V.
                                       --
                      MANAGEMENT: RIGHTS, POWER AND DUTIES
                      ====================================

         V.1   MANAGEMENT.  The Company shall be managed solely by the Members.
         ---   ==========

         V.2   PERSONAL SERVICES. No  member  shall be  required  to   perform
         ---   =================
services for the Company  solely by virtue of being a Member.


         V.2   LIABILITY AND INDEMNIFICATION.
         ---   =============================
               1.    The Members shall not be liable,  responsible,  or
               --
         accountable, in damages or otherwise, to the Company for any act performed by any of them with respect to Company matters, except for fraud.

               2.    The Company shall indemnify  Members for any act performed
               --
         by any of them with respect to Company matters, except for fraud.

                                       VI.
                                       ---
                           TRANSFER OF INTERESTS AND
                           =========================
                             WITHDRAWALS OF MEMBERS
                             ======================

         VI.1  TRANSFERS.Point  West may  Transfer  all,  or any  portion  of,
         ----  =========
or its interest or rights in, its Membership Rights to one or more Successors.

         VI.2  TRANSFER  TO A  SUCCESSOR.  In the event of any  Transfer of all
         ----  ==========================
or any part of Point West's Interest to a Successor, the Successor shall thereupon become a Member and the Company shall be continued.

                                      VII.
                                      ----
                          DISSOLUTION, LIQUIDATION AND
                          ----------------------------
                           TERMINATION OF THE COMPANY
                           ==========================

        VII.1  EVENTS OF DISSOLUTION.  The Company shall be dissolved upon the
        -----  =====================
happening of any of the following events:

               1.   When the period fixed for its duration in Section 2.4 has
               --
               expired; or

               2.   If one or all of the Members unanimously determine to
               --
               dissolve the Company.

         The  Company  shall  not  dissolve   merely  because  of  Point  West's
Involuntary Withdrawal.

         VII.2 PROCEDURE FOR WINDING UP AND DISSOLUTION.  If the Company is
         ----- ========================================
dissolved, the affairs of the Company shall be wound up. On winding up of the Company, the assets of the Company shall be distributed, first, to creditors of the Company in satisfaction of the liabilities of the Company, and then to the Persons who are the Members of the Company in proportion to their Interests.

         VII.3 FILING OF ARTICLES OF CANCELLATION. If the Company is dissolved,
         ----- ==================================
Articles of Cancellation shall be promptly filed with the Delaware Secretary of State. If there are no remaining Members, the Articles shall be filed by the last Person to be a Member; if there are no remaining Members, or a Person who last was a Member, the Articles shall be filed by the legal or personal representatives of the Person who last was a Member.

                                      VIII.
                                      -----
                           BOOKS, RECORDS, ACCOUNTING
                           --------------------------
                                AND TAX ELECTIONS
                                =================

         VIII.1 BANK  ACCOUNTS.  All funds of the Company shall be deposited in
         ------ ==============
a bank account or accounts opened in the Company's name. The Member shall unanimously determine the institution or institutions at which the accounts will be opened and maintained, the types of accounts, and the Persons who will have authority with respect to the accounts and the funds therein.

         VIII.2 BOOKS AND RECORDS.  The Members shall keep or cause to be kept
         ------ =================
complete and accurate books and records of the Company and supporting documentation of the transactions with respect to the conduct of the Company's business. The books and records shall be maintained in accordance with sound accounting principles and practices.

         VIII.3 ANNUAL ACCOUNTING  PERIOD.  The annual accounting period of the
         ------ =========================
Company shall be its taxable year.The Company's taxable year shall be selected by the members, subject to the requirements and limitations of the Code.

         VIII.4 DISREGARD OF ENTITY.  Point West and the Company intend for the
         ------ ===================
Company to be treated as a partnership for federal income tax purposes, if the Company has two or more Members, and otherwise as an entity that is disregarded as an entity separate from its owner for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3.

         VIII.5 TAX MATTERS PARTNER. To the extent applicable, Point West shall
         ------ ===================
act as the "tax matters partner" within the meaning of Section 623(a)(7) of the Code.

                                       IX.
                                       ---
                              GENERAL PROVISIONS
                              ==================
         IX.1  ASSURANCES. Each Member shall execute all such  certificates and
         ----  ==========
other documents and shall do all such filing, recording, publishing, and other acts as the Members deem appropriate to comply with the requirements of law for the formation and operation of the Company and to comply with any laws, rules, and regulations relating to the acquisition, operation, or holding of the property of the Company.

         IX.2  NOTIFICATIONS.  Any notice, demand,  consent,  election,  offer,
         ----  =============
approval, require, or other communication (collectively, a "notice") required or
                                                            ------
permitted under this Agreement must be in writing and either delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested. A notice must be addressed to an Interest Holder at the Interest Holder's last known address on the records of the Company. A notice to the Company must be addressed to the Company's principal office. A notice delivered personally will be deemed given only when acknowledged in writing by the person to whom it is delivered. A notice that is sent by mail will be deemed given three (3) business days after it is mailed. Any party may designate, by notice to all of the others, substitute addresses or addresses for notices; and, thereafter, notices are to be directed to those substitute addresses or addressees.

         IX.3  SPECIFIC  PERFORMANCE. The parties  recognize  that  irreparable
         ----  =====================
injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders 1. restraining and enjoining any act which would constitute a
                  -
breach  or 2.  compelling  the  performance  of  any  obligation  which,  if not
           -
performed, would constitute a breach.

         IX.4  COMPLETE AGREEMENT.  This Agreement constitutes the complete and
         ----  ==================
exclusive statement of the agreement among the Company and the original Member. It supersedes all prior written and oral statements, including any prior representation, statement, condition, or warranty. Except as expressly provided otherwise herein, this Agreement may not be amended without the written consent of all of the Members.

         IX.5  APPLICABLE  LAW.  All  questions  concerning  the  construction,
         ----  ===============
validity, and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal law, not the law of conflicts, of the State of Delaware.

         IX.6  SECTION TITLES.  The headings herein are inserted as a matter of
         ----  ===============
convenience only, and do not define, limit or describe the scope of this Agreement or the intent of the provisions hereof.

         IX.7  BINDING PROVISIONS. This Agreement is binding upon, and inures to
         ----  ==================
the benefit of, the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, Successors, and permitted assigns.

         IX.8  JURISDICTION AND VENUE. Any suit involving any dispute or matter
         ----  ======================
arising under this Agreement may only be brought in the United States District Court for the District of Delaware or any Delaware State Court having jurisdiction over the subject matter of the dispute or matter. All Members hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

         IX.9  TERMS.  Common nouns and pronouns shall be deemed to refer to the
         ----  =====
masculine, feminine, neuter, singular and plural, as the identity of the Person may in the context require.

         IX.10 SEPARABILITY  OF  PROVISIONS.  Each provision of this Agreement
         ----- ============================
shall be considered separable; and if, for any reason, any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

         IX.11 COUNTERPARTS.  This Agreement may be executed  simultaneously in
         ----- ============
two or more counterparts each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the parties have executed, or caused this Agreement
         ------------------
to be executed, under seal, as of the date set forth hereinabove.

WITNESS OR ATTEST:
=================
                                                FOURTEEN HILL MANAGEMENT, L.L.C.
                                                ------------------------------


By:/s/Joanna Woodward                            By:/s/JOHN WARD ROTTER
------------------------------                   ------------------------------
                                                 Title:PRINCIPAL




                                                POINT WEST CAPITAL CORPORATION




 By:/s/Joanna Woodward
-----------------------------                     By:/s/ALAN B. PERPER
                                                  --------------------
                                                  PRESIDENT

                                    Exhibit A
                                    ---------

Point West Capital Corporation
1700 Montgomery Street, Suite 250
San Francisco, CA 94111
EIN:  94-3165263

Percentage of Member: 100%

                                    Exhibit B
                                    ---------

3.1 INITIAL CAPITAL CONTRIBUTIONS.
Cash contribution to Fourteen Hill Management, LLC

$5,000,000